HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-151805        HV-6777 - Hartford 403(b) Cornerstone Innovations(SM)

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Supplement dated August 28, 2013 to your Prospectus

1.  DEFENSE OF MARRIAGE ACT

The fourth paragraph in the disclosure under the subsection “A. General” in the “FEDERAL TAX CONSIDERATIONS” section of the Prospectus has been deleted and replaced with the following:

The U.S. Supreme Court recently overturned Section 3 of the federal Defense of Marriage Act (“DOMA”) under which same-sex marriages were not recognized for purposes of federal law, including federal tax law.  As a result, same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal taxation.  The favorable income deferral options (and certain other advantages) afforded to a spouse by federal tax law are now available to same-sex spouses where the marriage is recognized under applicable state law. Certain states treat individuals in a same-sex marriage, civil union and/or domestic partnership as spouses for purposes of state law. However, same-sex marriage is not recognized under the law of every state, and uncertainty remains regarding whether spousal tax benefits for same-sex spouses will be determined based on the law of the state in which the spouse resides or the law of the state in which the marriage was celebrated (irrespective of the state of residency).  In addition, the U.S. Supreme Court’s decision did not address civil unions and domestic partnerships.  Accordingly, the circumstances in which parties to same-sex marriages, civil unions, and domestic partnerships are treated as “spouses” for federal tax purposes are unclear.  Further guidance from governmental authorities is expected to address the implications of the U.S. Supreme Court’s decision. You should consult a tax and/or legal advisor for more information on this subject.

2.  FUND REORGANIZATION

LORD ABBETT CLASSIC STOCK FUND - CLASS A

At a shareholder meeting to be held on October 11, 2013, shareholders will vote on the proposed reorganization (the “Reorganization”) of the Lord Abbett Classic Stock Fund - Class A (“Merging Fund”) into the Lord Abbett Calibrated Dividend Growth Fund - Class A (“Acquiring Fund”).  If the proposed Reorganization is approved, all assets of the Merging Fund will be transferred into the Acquiring Fund.  Shareholders of the Merging Fund will receive shares of the Acquiring Fund.  If approved by the shareholders, the Reorganization is expected to be completed as soon as possible after the shareholder meeting.  If shareholder approval of the Reorganization is delayed, the Reorganization will be completed as soon as practicable after obtaining shareholder approval (“Merger Date”).

As a result of the Reorganization, if any of your Participant Account value is allocated to the Merging Fund Sub-Account, that amount will be merged into the Acquiring Fund Sub-Account.  If any portion of your future Contribution is allocated to the Merging Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract.  Effective as of the close of trading on the New York Stock Exchange on the Merger Date, any transaction that includes an allocation to the Merging Fund Sub-Account will be allocated automatically to the Acquiring Fund Sub-Account.  Effective as of the close of trading on the New York Stock Exchange on the Merger Date, unless you direct us otherwise, if you are enrolled in any Dollar Cost Averaging Program, Asset Rebalancing Program or other administrative program that includes transfers of Participant Account value or allocation to the Merging Fund Sub-Account, your enrollment will terminate automatically.

In the event that the proposed Reorganization is approved, effective as of the close of trading on the New York Stock Exchange on the Merger Date, all references and information contained in the Prospectus for your Contract related to the Merging Fund are deleted and replaced with the Acquiring Fund.

3.  FUND OBJECTIVE CHANGES

a. T. ROWE PRICE EQUITY INCOME FUND – CLASS R

Effective on or about November 1, 2013, the investment objective for the T. Rowe Price Equity Income Fund Sub-Account is deleted and replaced with:

Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.

b. T. ROWE PRICE GROWTH STOCK FUND, INC. – CLASS R

Effective on or about November 1, 2013, the investment objective for the T. Rowe Price Growth Stock Fund, Inc. Sub-Account is deleted and replaced with:

Seeks long-term capital growth through investments in stocks.

4.  MSIF OPPORTUNITY PORTFOLIO - CLASS P

a.  FUND RE-OPENING

Effective immediately, the MSIF Opportunity Portfolio Sub-Account will be re-opened.  All references in the Prospectus to the Portfolio being closed are deleted.

b.  SHARE CLASS CHANGE

The Board of Directors of the MSIF Opportunity Portfolio has approved the renaming of the Portfolio’s Class P shares to Class A shares.  As a result, effective September 9, 2013, all references to Class P shares of the Portfolio in the Prospectus are hereby changed to Class A shares.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.